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                                       APPLICATION FOR CONSULTANT I AND II VARIABLE ANNUITY

                               LINCOLN BENEFIT LIFE COMPANY, P.O. BOX 82532, LINCOLN, NE 68501-2532
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IMPORTANT NOTICE: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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ANNUITANT:     Name______________________________________________     Birth Date _____-_____-_____       Age _____________________

Soc. Sec. No.  ______-_____-______      Telephone Number (_______) _______-____________________     Sex  _______Male _______Female

Street Address______________________________________________     City _______________     State__________     ZIP ________ - _____

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OWNER (IF OTHER):   Name__________________________________________________________________     Soc. Sec. No. _______-______-______

Street Address______________________________________________     City _______________     State__________     ZIP ________-_______

Birth Date ______-______-______    Relationship to Annuitant______________________________________________________________________

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PRIMARY BENEFICIARY:     Name ____________________________________________________________     Soc. Sec. No. ______-_______-______

Street Address______________________________________________     City ______________      State _________     ZIP ________-_______

Relationship to Owner ____________________________________________________________________     Soc. Sec. No. ______-______-_______

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CONTINGENT BENEFICIARY:  Name ____________________________________________________________     Soc. Sec. No. _______-______-______

Street Address______________________________________________     City ______________      State _________     ZIP ________-_______

Relationship to Owner ____________________________________________________________________     Soc. Sec. No. _______-______-______

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PURCHASE PAYMENT INFORMATION:  First Purchase Payment of $ ______________________ submitted herewith (Check or Money Order should be payable to Lincoln Benefit Life Company).  A copy of this application duly signed by the agent will constitute receipt for such amount.  If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded.  The Contract Owner intends to make subsequent purchase payments of $_________________ on a

     / /  monthly(PAM)        / /  quarterly      / /  semi-annually       / /  annual basis        / /  single payment.
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PURCHASE PAYMENT ALLOCATION:  (WHOLE PERCENTAGES ONLY AND MUST EQUAL 100%)
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     MFS VARIABLE INSURANCE TRUST                   FIDELITY VIPF                         FIDELITY VIPF II
     ________% Growth with Income                   ________% Money Market                ________% Asset Manager
     ________% Research                             ________% Equity Income               ________% Contrafund
     ________% Emerging Growth                      ________% Overseas                    ________% Index 500
     ________% Total Return                         ________% Growth                      SCUDDER VARIABLE LIFE INVESTMENT FUND
     ________% New Discovery                        ALGER AMERICAN FUND                   ________% Bond
     JANUS ASPEN SERIES                             ________% Income & Growth             ________% Balanced
     ________% Flexible Income                      ________% Small Capitalization        ________% Growth and Income
     ________% Balanced                             ________% Growth                      ________% Global Discovery
     ________% Growth                               ________% MidCap Growth               ________% International
     ________% Aggressive Growth                    ________% Leveraged AllCap            FEDERATED INSURANCE MANAGEMENT SERIES
     ________% Worldwide Growth                     T. ROWE PRICE EQUITY SERIES           ________% Utility Fund II
     STRONG VARIABLE INSURANCE FUNDS, INC.          ________% New America Growth          ________% Fund for U.S. Gov't Securities
     ________% Discovery Fund II                    ________% MidCap Growth               ________% High Income Bond Fund II
     ________% Opportunity Fund II                  ________% Equity Income               GUARANTEED MATURITY FIXED ACCOUNT
     ________% Growth Fund II                       FIXED ACCOUNT                         ________% 1 year in Guarantee Period
     T. ROWE PRICE INTERNATIONAL SERIES, INC.       ________%                             ________% 3 year in Guarantee Period
     ________% International Stock                                                        ________% 5 year in Guarantee Period
                                                                                          ________% 7 year in Guarantee Period
                                                                                          ________% 10 year in Guarantee Period
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Plan Name/ Form Number:______________________________________ (If not designated, app will be processed for Consultant I.)

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PAM (PRE-AUTHORIZED METHOD)  I authorize the Company to collect $_____________________, on the due date specified, by initiating electronic debit entries to my account.  A balance must exist before the program can commence.  ATTACH VOIDED CHECK.  (Credit unions and savings accounts are not eligible.)

Signature of Authorized Account Owner ____________________________________________________     Date ______________________________

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Will this annuity replace or change any existing policy?   __Yes    ___ No   If Yes, give name of company, policy issue date,
policy number and cost basis._____________________________________________________________________________________________________

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TAX QUALIFIED?
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     / /  IRA            / /  SEP-IRA                  / /  Other__________________________
     / /  401 (a)        / /  {LBL Prototype           / /  Funding Vehicle}
     / /  401 (k)        / /  {LBL Prototype           / /  Funding Vehicle}
     / /  403 (b)        / /  Simple IRA               / /  Roth IRA

     Tax year for which contribution is to be applied______________________________________

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I declare:  To the best of my knowledge and belief, all statements and answers are true, complete and correctly reported.  Lincoln
Benefit Life may correct or endorse this application.  No change shall be made in the annuity amount or plan or issue age by such endorsement or correction.  Under penalties of perjury, I certify that the Social Security Number stated herein is my correct taxpayer ID number, and I am not subject to backup withholding.  I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES PROVIDED
UNDER THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  RECEIPT OF A CURRENT VARIABLE ANNUITY
PROSPECTUS IS HEREBY ACKNOWLEDGED.

     / /  Please send me a copy of the Statement of Additional Information to the Prospectus.


Signed at ________________________________________________________________      On (date) _____________-____________-_____________
                         City/State                                                            Month          Day       Year

Owner's Signature ________________________________________________________________________________________________________________

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TO THE AGENT:  To the best of your knowledge will this annuity replace or change any existing life insurance or annuity in this
or any other company?         / /  Yes       / /  No

Agent Name ___________________________________________________   Agent's Signature _______________________________________________

Agent Number _________________________________________________   Agent's Phone No. _______________________________________________

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TO THE REGISTERED REPRESENTATIVE/BROKER-DEALER:  CHOOSE OPTION:

     / /  OPTION A                 / /  OPTION B                 / /  OPTION C

Broker/Dealer _____________________________________________      Telephone _______________________________________________________

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TRANSFER AUTHORIZATION:
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     / /  I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change the allocation of payments and deductions between and among the subaccounts; and 2) transfer amounts among the subaccounts.  Neither LBL nor any person authorized by us will be responsible for any claim, loss, liability, or expense in connection with such transfer authorization if LBL, or its employees, acts upon transfer instructions in good faith.  LBL may establish procedures to determine the proper identification of the person requesting the transfer.

Name and Relationship of Authorized Person:

Name________________________________________________   Relationship_____________________________    SS#___________________________

Signature of Owner_______________________________________________________________    Date_________________________________________

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DOLLAR COST AVERAGING/PORTFOLIO REBALANCING:
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     MFS VARIABLE INSURANCE TRUST               FIDELITY VIPF                         FIDELITY VIPF II
      DCA    PR                                  DCA    PR                             DCA   PR
     $____  ____% Growth with Income            $____  ____% Money Market             $____  ____% Asset Manager
     $____  ____% Research                      $____  ____% Equity Income            $____  ____% ContraFund
     $____  ____% Emerging Growth               $____  ____% Overseas                 $____  ____% Index 500
     $____  ____% Total Return                  $____  ____% Growth
     $____  ____% New Discovery

     JANUS ASPEN SERIES                         ALGER AMERICAN FUND                   SCUDDER VARIABLE LIFE INVESTMENT FUND
      DCA    PR                                  DCA    PR                             DCA    PR
     $____  ____% Flexible Income               $____  ____% Income & Growth          $____  ____% Bond
     $____  ____% Balanced                      $____  ____% Small Capitalization     $____  ____% Balanced
     $____  ____% Growth                        $____  ____% Growth                   $____  ____% Growth and Income
     $____  ____% Aggressive Growth             $____  ____% MidCap Growth            $____  ____% Global Discovery
     $____  ____% Worldwide Growth              $____  ____% Leveraged AllCap         $____  ____% International

     STRONG VARIABLE INSURANCE FUNDS, INC.      T. ROWE PRICE EQUITY SERIES           FEDERATED INSURANCE MANAGEMENT SERIES
      DCA    PR                                  DCA    PR                             DCA   PR
     $____  ____% Discovery Fund II             $____  ____% New America Growth       $____  ____% Utility Fund II
     $____  ____% Opportunity Fund II           $____  ____% MidCap Growth            $____  ____% Fund for U.S. Gov't Securities II
     $____  ____% Growth Fund II                $____  ____% Equity Income            $____  ____% High Income Bond Fund II

     T. ROWE PRICE INTERNATIONAL SERIES, INC.   FIXED ACCOUNT                         GUARANTEED MATURITY FIXED ACCOUNT
      DCA    PR                                  DCA    PR                             DCA    PR
     $____  ____% International Stock           $____  ____% (Restrictions apply      $____  ____% 1 Year Guarantee Period
                                                for DCA--see prospectus for details)  $____  ____% 3 Year Guarantee Period
                                                                                      $____  ____% 5 Year Guarantee Period
                                                                                      $____  ____% 7 Year Guarantee Period
                                                                                      $____  ____% 10 Year Guarantee Period
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SYSTEMATIC WITHDRAWALS:  ($50.00 Minimum Withdrawal)
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I authorize systematic withdrawals of :

     / /  $___________________               / /  Interest Earnings             / /  % Percentage of Purchase Payments

from my contract value to commence during the month of ________________________.  Withdrawals may be subject to penalties and/or a Deferred Sales Charge.  Additional restrictions may apply to contracts held as a Qualified Plan.

Frequency:     ____ Monthly        _____Quarterly      _____Semi-Annual         _____Annual

Please indicate the amount or percentage of the withdrawal from the chosen Subaccount(s)

     / /  Dollar Amount Specified
     / /  Percentage Specified
     / /  Or mark this box if the withdrawal is to be taken from the account value on a Pro Rata basis.


     MFS VARIABLE INSURANCE TRUST                 FIDELITY VIPF                       FIDELITY VIPF II
     _________ Growth with Income                 _________ Money Market              _________ Asset Manager
     _________ Research                           _________ Equity Income             _________ ContraFund
     _________ Emerging Growth                    _________ Overseas                  _________ Index 500
     _________ Total Return                       _________ Growth
     _________ New Discovery

     JANUS ASPEN SERIES                           ALGER AMERICAN FUND                 SCUDDER VARIABLE LIFE INVESTMENT FUND
     _________ Flexible Income                    _________ Income & Growth           _________ Bond
     _________ Balanced                           _________ Small Capitalization      _________ Balanced
     _________ Growth                             _________ Growth                    _________ Growth and Income
     _________ Aggressive Growth                  _________ MidCap Growth             _________ Global Discovery
     _________ Worldwide Growth                   _________ Leveraged AllCap          _________ International

     STRONG VARIABLE INSURANCE FUNDS, INC.        T. ROWE PRICE EQUITY SERIES         FEDERATED INSURANCE MANAGEMENT SERIES
     _________ Discovery Fund II                  _________ New America Growth        _________ Utility Fund II
     _________ Opportunity Fund II                _________ MidCap Growth             _________ Fund for U.S. Gov't Securities II
     _________ Growth Fund II                     _________ Equity Income             _________ High Income Bond Fund II

     T. ROWE PRICE INTERNATIONAL SERIES, INC.     FIXED ACCOUNT                       GUARANTEED MATURITY FIXED ACCOUNT
     _________ International Stock                _________                           ________ 1 Year Guarantee Period
                                                                                      ________ 3 Year Guarantee Period
                                                                                      ________ 5 Year Guarantee Period
                                                                                      ________ 7 Year Guarantee Period
                                                                                      ________ 10 Year Guarantee Period
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VAA 9830                                                                Page 4